                             JOINT FILING AGREEMENT
                          PURSUANT TO RULE 13d-1(k)(1)
                          ----------------------------

     The undersigned acknowledge and agree that the foregoing Statement on
Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to such statement on Schedule 13D shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that it knows or has reason to believe that such information is inaccurate. This Agreement may be executed in any number of counterparts and all of such counterparts taken together shall constitute one and the same instrument.

Dated: September 28, 2001

                                        WARBURG, PINCUS EQUITY PARTNERS, L.P.

                                        By: Warburg, Pincus & Co.,
                                            General Partner

                                        By: /s/ Reuben S. Leibowitz
                                            ------------------------------
                                           Name:  Reuben S. Leibowitz
                                           Title: General Partner


                                        WARBURG, PINCUS NETHERLANDS
                                        EQUITY PARTNERS I, C.V.

                                        By: Warburg, Pincus & Co.,
                                            General Partner

                                        By: /s/ Reuben S. Leibowitz
                                            ------------------------------
                                            Name:  Reuben S. Leibowitz
                                            Title: General Partner

                                        WARBURG, PINCUS NETHERLANDS
                                        EQUITY PARTNERS II, C.V.

                                        By: Warburg, Pincus & Co.,
                                            General Partner

                                        By: /s/ Reuben S. Leibowitz
                                            ------------------------------
                                            Name:  Reuben S. Leibowitz
                                            Title: General Partner


                                        WARBURG, PINCUS NETHERLANDS
                                        EQUITY PARTNERS III, C.V.

                                        By: Warburg, Pincus & Co.,
                                            General Partner

                                        By: /s/ Reuben S. Leibowitz
                                            ------------------------------
                                            Name:  Reuben S. Leibowitz
                                            Title: General Partner


                                        WARBURG, PINCUS & CO.

                                        By: /s/ Reuben S. Leibowitz
                                            ------------------------------
                                            Name:  Reuben S. Leibowitz
                                            Title: General Partner


                                        WARBURG PINCUS LLC

                                        By: /s/ Reuben S. Leibowitz
                                            ------------------------------
                                            Name:  Reuben S. Leibowitz
                                            Title: Member and Managing Director